BABSON
Growth
FUND


Annual Report
June 30, 1998


BABSON FUNDS
JONES & BABSON DISTRIBUTORS
A member of the Generali Group


Message
To Our Shareholders

Babson Growth Fund gained a total return (price change and reinvested distributions) of 15.8% for the six months ended June 30, 1998, compared to a return of 15.1% for the average growth equity mutual fund (1,061 total) as measured by Lipper Analytical Services. These results, especially when viewed on a risk-adjusted basis, have enabled the Fund to earn a 4-star rating from Morningstar, Inc. (based on a 5-star rating system) as of June 30, 1998.

During this time period the focus of Babson Growth Fund remained unchanged - we continue to identify and invest in high quality, rapidly growing businesses that have the competitive advantages, management teams and financial strength to deliver sustained long-term growth.

                                Investment Results - Total Return
                                Periods Ended 6/30/98
                                3 mos.  6 mos.  12 mos.

BABSON GROWTH FUND		2.8%	15.8%	26.7%
Lipper Growth Funds Average
 (1,061 funds)                  1.9%    15.1%   25.4%
S&P 500 Index*                  3.3%    17.7%   30.2%
*unmanaged

During the latest fiscal year the Fund paid ordinary income dividends of $.0619 per share and realized capital gains of $1.4381 per share. At fiscal year-end the net asset value per share was $20.77. For our corporate shareholders, 37.05% of the ordinary income distributions qualify for the corporate dividends received deduction.

Strength in the healthcare sector and several company buyouts benefited Babson Growth Fund in the first six months of 1998. Healthcare companies Boston Scientific (up 56%), Pfizer (up 46%) and American Home Products
(up 36%) were large contributors to performance in this time period. Other investments contributing to the solid performance in this time period were targets of corporate takeovers or mergers: Viking Office Products (up 44%, being bought by Office Depot), R.P. Scherer (up 45%, being bought by Cardinal Health) and Monsanto (up 33%, merging with American Home Products).

We did not slip through the first half of the year unscathed by the problems in Asia, however, and experienced some disappointments in several of our technology holdings including KLA-Tencor (semiconductor capital equipment, down 28%), Microchip Technology (embedded microcontrollers, down 13%) and Analog Devices (analog circuits and digital signal processors, down 11%).

In the first six months of 1998 we made several new investments in Babson Growth Fund: Merck (diversified global pharmaceuticals manufacturer and marketer), Analog Devices (producer of linear and mixed signal integrated circuits, and digital signal processors), Synopsys (producer of electronic design automation (EDA) software for designers of integrated circuits and electronic systems), W.W. Wrigley (world's #1 maker of chewing gum) and Vitesse Semiconductor (designer, manufacturer and marketer of high performance gallium arsenide integrated circuits utilized in the communications and test/instrumentation markets). Numerous investments were liquidated during this time period, including Parametric Technology, Compaq Computer, Computer Sciences, Nike, Reebok and Kimberly Clark.

We appreciate your continued interest in Babson Growth Fund.
Sincerely,

/s/Larry D. Armel
Larry D. Armel
President

Morningstar's proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Overall ratings are calculated from the fund's three, five and ten year average annual total return (based upon available track records) in excess of 90-day Treasury bill returns. The top 10% of funds in an investment category receive 5 stars; the next 22.5% receive 4 stars; the next 36% receive 3 stars; the next 22.5% receive 2 stars; and the next 10% receive 1 star. Babson Growth Fund has a 4-star rating for the three and five year periods and a 3-star rating for the ten year period ended June 30, 1998. There were 2,545, 1,462 and 707 funds in Morningstar's domestic equity category for the three, five and ten year periods ended June 30, 1998, respectively.


ECONOMIC AND PORTFOLIO REVIEW

Babson Growth Fund is a no-load mutual fund invested in a diversified list of common stocks selected for their long-term possibilities of both capital and income growth. It was founded particularly for those investors who believe in the Fund's fundamental investment policy and who wish to receive, through ownership of the Fund's shares, continuous portfolio supervision by the staff of David L. Babson & Co. Inc.

After a torrid first quarter 1998, deepening gloom concerning Asia put the lid on the broader market in the second quarter. Weakening Asia demand for basic commodities hurt stocks from paper to semiconductors. But U.S. consumer demand continued to boom, benefiting retailers, homebuilders and other companies whose business is primarily focused in the United States.

Major stock indexes moved sideways during the second quarter, but held on to the strong gains registered in the first three months of the year. Investors are busy trying to figure out how big a hit corporate earnings will take from a slowdown in Asia, the strong dollar and aggressive price competition around the globe. The turmoil in Asia has created a dichotomous profit picture for U.S. companies, and has resulted in an increased level of uncertainty and stock price volatility. Companies in the paper, steel, oil and semiconductor industries have been under severe profit pressure, while earnings in other sectors like healthcare and business services are holding up much better.

As strange as it may seem, the weak earnings have been good news for the overall stock market. The economic impact in the U.S. from the problems arising out of Asia has mitigated fears of an interest rate hike by the Federal Reserve. U.S. economic growth exceeded 5% in the first calendar quarter, but is expected to slow for the remainder of the year due to issues like the Asian crisis and year 2000-related capital spending. Without this forecast for slowing economic growth the Federal Reserve would have surely raised short-term interest rates by now to thwart the potential rise in inflation.

It is our belief the economic debacle in Asia will get worse before it gets better, and will take years, not months, to recover. That being said, in the short term we are not worried as much about a weak U.S. economy dampening earnings growth. We are more concerned that a resurgence in economic growth could bring on higher inflation and higher interest rates - which would quickly cap the stock market rally.

Helping push the stock market to new highs has been an economic era of modest growth, low interest rates, minimal inflation and steady growth in corporate profits. While we believe stable inflation and low interest rates could set the stage for continued strength in the financial markets in the U.S. and abroad, we will continue to closely monitor corporate earnings growth. In the most recent six-month period the growth in corporate earnings was surprisingly low given the magnitude of the stock market's advance. This is a trend worth paying close attention to as we enter the second half of 1998.

David L. Babson & Co. Inc.


The Fund's Ten Largest Holdings

                                            OWNED BY                 PERCENT
1998  1997                                  THE FUND    MARKET       OF
RANK  RANK  COMPANY                         SINCE       VALUE        PORTFOLIO
 1     2    American Home Products Corp.      1990  $ 15,007,500      3.33%
 2     9    Federal Home Loan Mortgage Corp.  1994    14,852,925      3.29%
 3     -    Maxim Integrated Products, Inc.   1997    14,693,494      3.26%
 4    13    Boston Scientific Corp.           1997    13,787,812      3.06%
 5     1    Philip Morris Cos., Inc.          1989    13,395,375      2.97%
 6    45    Linear Technology Corp.           1997    13,262,719      2.94%
 7    18    Monsanto Co.                      1996    12,795,375      2.84%
 8    16    Pfizer, Inc.                      1996    12,151,262      2.69%
 9    30    Cardinal Health, Inc.             1996    11,746,875      2.60%
10    28    Safeway, Inc.                     1996    11,595,938      2.57%



David L. Babson Growth Fund versus S&P 500 and Value Line

CHART

*Unmanaged stock index
Babson Growth Fund's average annual compounded total returns for one, five and ten year periods ended June 30, 1998, were 26.73%, 20.41% and 14.84%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.


HISTORICAL RECORD

Progress of the Fund since it was founded in 1960.

                                                                                        NET ASSET
                                                                        NET ASSET       VALUE PER
                                         *LONG-TERM     *SHORT-TERM     VALUE PER       SHARE WITH
FISCAL               NET       *ORDINARY  CAPITAL       CAPITAL         SHARE WITH      DIVIDENDS AND
YEAR      TOTAL      ASSET     INCOME     GAINS         GAINS           CAPITAL GAINS   CAPITAL GAINS
ENDED     NET        VALUE     DIVIDENDS  DISTRIBUTIONS DISTRIBUTIONS   DISTRIBUTIONS   DISTRIBUTIONS
JUNE 30   ASSETS     PER SHARE PER SHARE  PER SHARE     PER SHARE       REINVESTED      REINVESTED
(Inception
April 30)
1960  $     128,066  $  4.87  $  -0-    $  -0-          $  -0-          $  4.87         $  4.87
1965      5,176,041     6.36    0.100     0.07             -0-             6.52            6.97
1970     28,729,379     7.16    0.170     0.02             -0-             7.63            8.87
1971     54,672,327     9.60    0.190      -0-             -0-            10.23           12.15
1972     77,860,344    10.90    0.180      -0-             -0-            11.62           14.05
1973    106,017,401    10.66    0.160     0.09             -0-            11.46           14.05
1974    143,011,492     9.34    0.200      -0-             -0-            10.04           12.54
1975    207,734,395    10.22    0.220      -0-             -0-            10.99           14.09
1976    224,727,885    10.00    0.250      -0-             -0-            10.75           14.16
1977    217,273,868     9.27    0.240      -0-             -0-             9.97           13.46
1978    217,114,139     9.40    0.280      -0-             -0-            10.11           14.06
1979    218,528,345    10.20    0.320      -0-             -0-            10.97           15.76
1980    234,348,577    11.25    0.390      -0-             -0-            12.08           18.01
1981    281,980,936    12.74    0.410      -0-             -0-            13.68           21.04
1982    205,749,921     9.67    0.440     0.79             -0-            11.24           17.97
1983    249,201,722    14.40    0.380     0.19            0.04            16.96           27.97
1984    208,290,661    10.85    0.380     1.615            -0-            14.68           24.91
1985    215,374,722    13.40    0.4025    1.6285          0.2225          18.14           31.36
1986    253,780,848    13.62    0.3525    1.3725           -0-            22.89           42.37
1987    288,727,782    16.25    0.305     1.29            0.005           28.45           53.43
1988    237,465,629    11.66    0.2925    2.3425           -0-            26.09           50.10
1989    266,125,877    11.87    0.3085    1.20            0.0965          29.38           58.38
1990    259,076,870    11.18    0.2725    1.125           0.01            30.36           62.04
1991    235,812,697    11.05    0.245     0.18             -0-            30.55           63.92
1992    232,400,994    11.70    0.20      0.025           0.011           32.45           69.10
1993    245,201,417    12.30    0.195     0.865            -0-            36.49           78.97
1994    227,724,061    11.78    0.20      0.7931           -0-            37.28           81.97
1995    247,282,420    13.43    0.18      0.5345           -0-            44.19           98.55
1996    280,457,130    14.42    0.132     1.908            -0-            53.72          121.21
1997    365,224,285    17.80    0.09      0.78             -0-            69.26          157.69
1998    451,000,905    20.77    0.0619    1.2100          0.2281          87.39          199.84

*Includes dividends and distributions applicable to the fiscal year which may have been paid soon after the fiscal year-end.


STATEMENT OF NET ASSETS
June 30, 1998

Shares  Company                                               Market Value
COMMON STOCKS - 98.27%
BASIC MATERIALS - 5.87%
         70,400 duPont (E.I.) deNemours & Co.              $     5,253,600
        229,000 Monsanto Co.                                    12,795,375
        180,000 Praxair Inc.                                     8,426,250
                                                                26,475,225
CAPITAL GOODS - 4.75%
        124,000 Boeing Co.                                       5,525,750
        105,000 General Electric Co.                             9,555,000
        260,000 Herman Miller, Inc.                              6,321,250
                                                                21,402,000
CONSUMER CYCLICAL - 8.05%
        180,000 CVS Corp.                                        7,008,750
        285,000 Safeway, Inc.*                                  11,595,938
        279,100 Viking Office Products, Inc.*                    8,756,762
         85,159 Walt Disney Co.                                  8,947,017
                                                                36,308,467
CONSUMER STAPLES - 12.86%
        182,000 Anheuser-Busch Cos., Inc.                        8,588,125
        130,000 Bestfoods, Inc.                                  7,548,125
        145,800 Gillette Co.                                     8,265,038
        236,000 PepsiCo, Inc.                                    9,720,250
        200,000 Service Corp. International                      8,575,000
        340,200 Philip Morris Cos., Inc.                        13,395,375
        19,400  Wrigley William Jr. Co.                          1,901,200
                                                                57,993,113
ENERGY - 2.91%
        100,000 Mobil Corp.                                      7,662,500
        100,000 Royal Dutch Petroleum Co.                        5,481,250
                                                                13,143,750
FINANCIAL - 13.19%
         72,500 American International Group, Inc.              10,585,000
        315,600 Federal Home Loan Mortgage Corp.                14,852,925
         33,000 General Re Corp.                                 8,365,500
        117,000 Mellon Bank Corp.                                8,146,125
        110,000 NationsBank Corp.                                8,415,000
        223,875 Paychex, Inc.                                    9,108,914
                                                                59,473,464
HEALTHCARE - 22.75%
        111,600 Abbott Laboratories                              4,561,650
        290,000 American Home Products Corp.                    15,007,500
        192,500 Boston Scientific Corp.*                        13,787,812
         84,900 Bristol-Myers Squibb Co.                         9,758,194
        125,300 Cardinal Health, Inc.                           11,746,875
        121,700 Johnson & Johnson                                8,975,375
         78,000 Merck & Co., Inc.                               10,432,500
        111,800 Pfizer, Inc.                                    12,151,262
         92,000 Scherer (R.P.) Corp.*                            8,153,500
        257,100 Tenet Healthcare Corp.*                          8,034,375
                                                               102,609,043
TECHNOLOGY - 27.89%
        334,200 Analog Devices, Inc.*                            8,208,788
        121,000 Automatic Data Processing, Inc.                  8,817,875
        202,000 Cadence Design Systems, Inc.*                    6,312,500
        108,700 Cisco Systems, Inc.*                            10,007,194
        208,342 First Data Corp.                                 6,940,393
        150,800 Guidant Corp.                                   10,753,925
         65,300 Intel Corp.                                      4,840,362
        282,500 KLA-Tencor Corp.*                                7,821,719
        219,900 Linear Technology Corp.                         13,262,719
        463,700 Maxim Integrated Products, Inc.*                14,693,494
        406,600 Microchip Technology, Inc.*                     10,622,425
        335,000 Vitesse Semiconductor Corp.*                    10,343,125
        204,800 Synopsys, Inc.*                                  9,369,600
        160,000 Wallace Computer Services, Inc.                  3,800,000
                                                               125,794,119
TOTAL COMMON STOCKS - 98.27%                                   443,199,181
(Cost $235,736,511)

REPURCHASE AGREEMENT - 0.68%
$	 3,050,000	UMB Bank, n.a,
			5.05%, due July 1, 1998
			(Collateralized by U.S.
			Treasury Notes, 5.75%,
			due September 30, 1999)
                        (COST $3,050,000)                       3,050,000
TOTAL INVESTMENTS - 98.95%                                 $  446,249,181
(Cost $238,786,511)

Other assets less liabilities - 1.05%                           4,751,724

TOTAL NET ASSETS - 100.00%
	(equivalent to $20.77 per share;
	100,000,000 shares of $1.00 par
	value capital shares authorized;
        21,712,681 shares outstanding)                     $  451,000,905


For federal income tax purposes, the identified cost of investments owned at June 30, 1998, was $239,142,494.
Net unrealized appreciation for federal income tax purposes was $207,106,687, which is comprised of unrealized appreciation of $213,856,132 and unrealized depreciation of $6,749,445.

*Securities on which no cash dividends were paid during the preceding year.

See accompanying Notes to Financial Statements.


STATEMENT OF ASSETS
AND LIABILITIES
June 30, 1998

ASSETS:
  Investment securities, at market value
    (identified cost $238,786,511)                         $  446,249,181
  Dividends receivable                                            327,087
  Receivable for investments                                    5,285,861
    Total assets                                              451,862,129
LIABILITIES AND NET ASSETS:
  Cash overdraft                                                  143,842
  Payable for investments purchased                               717,382
    Total liabilities                                             861,224
NET ASSETS                                                 $  451,000,905

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital)              $  199,065,131
  Accumulated undistributed income:
    Undistributed net investment income                            49,599
    Accumulated net realized gain on investment transactions   44,423,505
  Net unrealized appreciation in value of investments         207,462,670
NET ASSETS APPLICABLE TO OUTSTANDING SHARES                $  451,000,905

Capital shares, $1.00 par value
  Authorized                                                  100,000,000

  Outstanding                                                  21,712,681

NET ASSET VALUE PER SHARE                                  $        20.77

See accompanying Notes to Financial Statements.


STATEMENT OF OPERATIONS
Year Ended June 30, 1998
INVESTMENT INCOME:
  Income:
    Dividends                                              $    3,818,288
    Interest                                                      719,952
                                                                4,538,240
  Expenses:
    Management fees (Note 3)                                    3,251,137
    Registration fees and other expenses                           36,384
                                                                3,287,521
      Net investment income                                     1,250,719

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (Note 1):
  Realized gain from investment transactions
    (excluding repurchase agreements):
    Proceeds from sales of investments                        144,646,441
    Cost of investments sold                                   78,331,017
      Net realized gain from investment transactions           66,315,424
  Unrealized appreciation on investments:
    Beginning of year                                         178,953,944
    End of year                                               207,462,670
      Increase in net unrealized appreciation on investments   28,508,726
      Net gain on investments                                  94,824,150
      Increase in net assets resulting from operations     $   96,074,869

See accompanying Notes to Financial Statements.


STATEMENTS OF CHANGES
IN NET ASSETS
For The Two Years Ended June 30, 1998

                                                                                       1998                   1997
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                                                         $    1,250,719         $    1,894,076
  Net realized gain from investment transactions                                    66,315,424             17,021,625
  Increase in net unrealized appreciation on investments                            28,508,726             65,128,882
    Net increase in net assets resulting from operations                            96,074,869             84,044,583
Net equalization included in the price of shares issued and redeemed (Note 1)          (15,772)                51,755

DISTRIBUTIONS TO SHAREHOLDERS FROM:*
  Net investment income                                                             (1,286,252)            (1,793,172)
  Net realized gain from investment transactions                                   (29,517,660)           (15,303,933)
    Total distributions to shareholders                                            (30,803,912)           (17,097,105)

INCREASE FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from 3,112,295 and 4,240,248 shares sold                                 60,231,708             67,566,845
  Net asset value of 1,617,238 and 971,556 shares issued for
    reinvestment of distributions                                                   28,406,410             15,850,216
                                                                                    88,638,118             83,417,061
  Cost of 3,537,566 and 4,135,058 shares redeemed                                  (68,116,683)           (65,649,139)
    Net increase from capital share transactions                                    20,521,435             17,767,922
      Total increase in net assets                                                  85,776,620             84,767,155

NET ASSETS:
  Beginning of year                                                                365,224,285            280,457,130
  End of year (including undistributed net investment income of
    $49,599 in 1998 and $100,904 in 1997)                                       $  451,000,905         $  365,224,285

*Distributions to shareholders:
   Income dividends per share                                                   $       0.0619          $       0.09
   Capital gains distribution per share                                         $       1.4381          $       0.78

See accompanying Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES:
The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Investments - Common stocks traded on a national securities exchange are valued at the last reported sales price on the last business day of the period or, if no sale was reported on that date, at the average of the last reported bid and asked prices. Common stocks traded over-the-counter are valued at the average of the last reported bid and asked prices. Investment transactions are recorded on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

Federal and State Taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal or state tax is required.

Equalization - The Fund uses the accounting practice known as equalization, by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of capital shares. During the year ended June 30, 1998, ($15,772) was reclassified from undistributed net investment income to capital stock.

2. PURCHASES AND SALES OF SECURITIES:
The aggregate amounts of security transactions during the year ended June 30, 1998 (excluding short-term commercial notes and repurchase agreements), were as follows:

        Purchases                       $ 139,961,789
        Proceeds from sales               144,646,441

3. MANAGEMENT FEES:
Management fees, which include all normal expenses of the Fund other than taxes, fees and other charges of governmental agencies for qualifying the Fund's shares for sale, special legal fees, interest and brokerage commissions, are paid to Jones & Babson, Inc., an affiliated company. These fees are based on average daily net assets of the Fund at the annual rate of
 .85 of one percent on net assets up to $250,000,000, and .70 of one percent on net assets exceeding that amount. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc.


FINANCIAL HIGHLIGHTS

The following table sets forth information as to capital and income changes for a share outstanding for each of the five years in the period ended
June 30, 1998:

                                                                1998     1997     1996    1995    1994
Net asset value, beginning of year                            $17.80   $14.42   $13.43  $11.78  $12.30

  Income from investment operations:
    Net investment income                                       0.06     0.09     0.12    0.18    0.20
    Net gains on securities
      (both realized and unrealized)                            4.41     4.16     2.91    2.18    0.27
  Total from investment operations                              4.47     4.25     3.03    2.36    0.47

  Less distributions:
    Dividends from net investment income                       (0.06)  (0.09)   (0.13)  (0.18)  (0.20)
    Distributions from capital gains                           (1.44)  (0.78)   (1.91)  (0.53)  (0.79)
  Total distributions                                          (1.50)  (0.87)   (2.04)  (0.71)  (0.99)

Net asset value, end of year                                  $20.77   $17.80   $14.42  $13.43  $11.78

Total return                                                     27%      30%      23%     20%     4%


Ratios/Supplemental Data

Net assets, end of year (in millions)                         $  451   $  365   $  280   $ 247   $ 228
Ratio of expenses to average net assets                        0.80%    0.83%    0.85%   0.85%   0.86%
Ratio of net investment income to average net assets           0.30%    0.61%     .82%   1.42%   1.54%
Portfolio turnover rate                                          35%      20%      33%     17%     10%

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT
PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of David L. Babson Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of David L. Babson Growth Fund, Inc. (a Maryland corporation), including the statement of net assets as of June 30, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian or brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the David L. Babson Growth Fund, Inc. as of June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Kansas City, Missouri
July 28, 1998


This report has been prepared for the information of the Shareholders of David L. Babson Growth Fund, Inc., and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other Babson Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.



EQUITIES
Growth Fund
Enterprise Fund*
Enterprise Fund II
Value Fund
Shadow Stock Fund
International Fund

FIXED INCOME
Bond Trust
Money Market Fund
Tax-Free Income Fund


*Closed to new investors.


BABSON FUNDS
JONES & BABSON DISTRIBUTORS
A member of the Generali Group
BMA Tower
700 Karnes Blvd.
Kansas City, MO 64108-3306
816-751-5900
1-800-4-BABSON
(1-800-422-2766)
http://www.jbfunds.com


JB6C-2                  8/98